CORNERSTONE

ADVANTUS CORNERSTONE FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2002

[ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

CUT DOWN PAPERWORK, NOT TREES.
Advantus now offers e-delivery of prospectuses, annual and semi-annual reports. To find out more, call Advantus Shareholder Services at (800) 665-6005.

[GRAPHIC]

ADVANTUS CORNERSTONE FUND
TABLE OF CONTENTS


PERFORMANCE UPDATE                 2


INVESTMENTS IN
SECURITIES                         7


STATEMENT OF ASSETS
AND LIABILITIES                   12


STATEMENT OF
OPERATIONS                        13


STATEMENTS OF CHANGES
IN NET ASSETS                     14


NOTES TO FINANCIAL
STATEMENTS                        15


DIRECTORS AND
EXECUTIVE OFFICERS                20


SHAREHOLDER SERVICES              22

LETTER FROM THE PRESIDENT

                                                  [PHOTO OF WILLIAM N. WESTHOFF]
Dear Shareholder:

The economic recovery is well underway, which was no small task in light of nearly two years of slowing economic growth, a series of major corrections in the stock market and the September 11 attacks on America, which devastated the already ailing economy and stock market. We feel that the economy is improving, largely due to hand-in-glove monetary and fiscal strategies.

MONETARY POLICY: THE FEDERAL RESERVE'S AGGRESSIVE ACTIONS. In 2001, the Fed dropped its fed funds rate by 475 basis points (4.75%). The U.S. hadn't seen rates this low since the early 1950s. The Fed has met twice in 2002 and has not yet changed the fed funds rate. At the January 30 meeting, the Fed had a bias toward weakness. At the March 19 meeting, they changed to a neutral bias. Clearly, they believe things are looking up.

FISCAL POLICY: CONGRESSIONAL ACTIONS. In March, Congress approved more than $70 billion to further fund our country's fiscal initiatives. Although this was less than half of the amount originally sought, it will provide a significant boost to the overall economy. These fiscal policies included:

-    Social programs to help Americans

- Aiding in the unprecedented search for victims and clear the World Trade Center complex in New York City

-    Setting up the national network needed for Homeland Security

-    Increasing defense spending, substantially

Business spending (goods and inventories) continued to decline in the second half of 2001, following a trend started in the previous year. The business economy has retooled since September 11. Late in fourth quarter 2001, we saw companies drawing down inventories to low levels. The good news is that this has led to some production increases to rebuild inventory in the first quarter 2002. Companies are still cautious in their capital spending. We've come a long way in the past six months, and we believe all signs point to continued progress.

Market cycles and economic signs point to an equity market recovery. Remember that valuations are key, and companies need to generate sustainable profits to court potential investors. As investors' confidence returns to the equity market, the debt market will likely ratchet down. We believe equities will outperform bonds, and bonds will outperform cash.

As the economy gathers momentum in the second half of the year, we expect upward pressure on interest rates, particularly the short maturities. We also expect that since the Federal Reserve has shifted to a neutral bias, it will later move towards a more restrictive posture. Keep in mind that each Federal Reserve action takes about 13 months to work through the economy, and we had 10 Fed actions in 2001. All in all, we believe that economic recovery is underway.

This reporting period was an extremely difficult period for our nation and for our markets, and history will record it as such. We believe the investment landscape is steadily improving, so keep focused on your investment objectives and think long term. Long-term investors are rewarded for their discipline and patience.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Funds

ADVANTUS CORNERSTONE FUND

PERFORMANCE
The Fund's performance for the six month period ended March 31, 2002 for each class of shares offered is as follows:

Class A                          13.04 percent*
Class B                          12.67 percent*
Class C                          12.62 percent*

The Fund's benchmark, the Russell 1000 Value Index,** gained 11.77 percent for the same period.

PERFORMANCE ANALYSIS

The equity market spent much of 2001 declining, culminating in a weeklong plunge after the September 11th terrorist attacks. At that point, valuations of many stocks had reached attractive levels. The Federal Reserve had been lowering interest rates throughout 2001 in an attempt to avoid a prolonged economic slump. These two factors combined to help the equity market to a double-digit rise over the six-month period.

Two of the best performing sectors - Industrials and Basic Materials - had much in common being `old-economy' sectors that combined very low stock valuations with economically improving business performance to propel outsized equity returns. The Consumer Discretionary sector also benefited from the perception that the economy had swung from a decline to a growth phase. The worst sector for performance was Telecommunications, where recent over-investment has reduced returns for the companies operating in this space. The Fund added notable relative performance by avoiding firms with deteriorating fundamentals.

A number of individual stocks contributed to the period outperformance. Lyondell Petrochemical Company, which makes ethylene and styrene, recovered on improving prospects in its industry. Cendant, involved in travel related businesses, and Brunswick Corporation, a maker of boats and leisure products, rose from cyclical lows with an improving outlook in the economy. KPMG Consulting, Inc., a technology consulting firm, also rose as spending by companies in this area began to recover from a lengthy slump.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF MATTHEW NORRIS]
[PHOTO OF MATTHEW D. FINN]

MATTHEW NORRIS, CFA
MATTHEW D. FINN, CFA
PORTFOLIO MANAGERS

The Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in equity securities of mid and large capitalization companies (i.e., companies with a market capitalization of at least $1.5 billion) at the time of purchase. In selecting equity securities, the Fund invests in securities that the investment adviser believes are undervalued relative to other securities, earn low returns with a potential for higher returns or are undervalued relative to their potential for improved operating performance and financial strength.

-    Dividends paid quarterly.

-    Capital gains distributions paid annually.

OUTLOOK

The Fund process emphasizes individual stock selection as opposed to macro factors. While predicting the future course for the market is a very imprecise science, we feel the market can continue to rise concurrent with improving economic conditions. The large capitalization universe has always contained companies trading at a low valuation compared to their normal operating metrics. Our Fund process is designed to uncover these investment opportunities and provide attractive returns.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

**The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN ADVANTUS CORNERSTONE FUND,
               RUSSELL 1000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Cornerstone Fund compared to the Russell 1000 Value Index, and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Cornerstone Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through March 31, 2002.

                              CLASS A AND CLASS B

[CHART]

SEC AVERAGE ANNUAL TOTAL RETURN:
Class A:
 One year                                                             -3.83%
 Five year                                                              .25%
 Since inception (9/16/94)                                             7.85%
Class B:
 One year                                                             -3.99%
 Five year                                                              .30%
 Since inception (9/16/94)                                             7.81%

                                                     RUSSELL 1000
                     CLASS A           CLASS B        VALUE INDEX        CPI
                     -------           -------        -----------        ---
    9/16/1994    $      10,000    $      10,000    $      10,000    $      10,000
    9/30/1994    $       9,325    $       9,870    $       9,743    $      10,054
    9/30/1995    $      11,598    $      11,708    $      12,441    $      10,275
    9/30/1996    $      14,441    $      14,649    $      14,673    $      10,570
    9/30/1997    $      19,980    $      20,400    $      20,880    $      10,818
    9/30/1998    $      16,694    $      16,947    $      21,629    $      10,973
    9/30/1999    $      18,384    $      18,531    $      25,678    $      11,261
    9/30/2000    $      18,605    $      18,764    $      27,965    $      11,643
    9/30/2001    $      15,634    $      15,648    $      25,474    $      11,952
    3/31/2002    $      17,674    $      17,630    $      28,472    $      11,979

                                    CLASS C

[CHART]

SEC AVERAGE ANNUAL TOTAL RETURN:
Class C:
 One year                                                           1.01%
 Five year                                                           .56%
 Since inception (3/1/95)                                           8.11%

                                  RUSSELL 1000
                     CLASS C       VALUE INDEX         CPI
                     -------       -----------         ---
     3/1/1995    $      10,000    $      10,000    $      10,000
    9/30/1995    $      12,013    $      12,107    $      10,146
    9/30/1996    $      14,846    $      14,280    $      10,437
    9/30/1997    $      20,354    $      20,320    $      10,682
    9/30/1998    $      16,838    $      21,049    $      10,834
    9/30/1999    $      18,411    $      24,989    $      11,119
    9/30/2000    $      18,493    $      27,214    $      11,497
    9/30/2001    $      15,427    $      24,790    $      11,801
    3/31/2002    $      17,373    $      27,708    $      11,828

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                      MARKET          % OF STOCK
COMPANY                               SHARES          VALUE            PORTFOLIO
-------                               -------     --------------    ---------------
Exxon Mobil Corporation               101,006     $    4,427,090               5.5%
CitiGroup, Inc.                        72,513          3,590,844               4.5%
Bank of America Corporation            31,900          2,169,838               2.7%
Verizon Communications                 45,057          2,056,852               2.6%
Brunswick Corporation                  68,000          1,857,760               2.3%
Chevron Corporation                    20,013          1,806,574               2.3%
Wells Fargo & Company                  35,000          1,729,000               2.2%
U.S. Bancorp                           73,658          1,662,461               2.1%
SBC Communications, Inc.               43,142          1,615,236               2.0%
Anthem, Inc.                           27,200          1,565,904               1.9%
                                                  --------------    --------------
                                                  $   22,481,559              28.1%
                                                  ==============    ==============

[CHART]

Cash and Other Assets/Liabilities                1.9%
Transportation                                   2.4%
Utilities                                        3.6%
Health Care                                      5.0%
Capital Goods                                    5.6%
Basic Materials                                  6.7%
Communication Services                           6.7%
Technology                                       6.9%
Counsumer Cyclical                              10.1%
Energy                                          10.6%
S&P Depository Receipt                           1.2%
Consumer Staples                                11.1%
Financial                                       28.2%

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES
MARCH 31, 2002
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                              -----------
COMMON STOCK (96.9%)
   BASIC MATERIALS (6.7%)
       Aluminum (.5%)
    11,100  Alcoa, Inc.                                                             $  418,914
                                                                                    ----------
       Chemicals (5.1%)
    16,200  Air Products and Chemicals, Inc.                                           836,730
    13,600  Dow Chemical Company                                                       444,992
    23,700  EI Dupont De Nemours & Company                                           1,117,455
    55,900  Lyondell Petrochemical Company                                             928,499
    13,200  Pharmacia Corporation                                                      595,056
     5,800  Rohm & Haas Company                                                        245,166
                                                                                    ----------
                                                                                     4,167,898
                                                                                    ----------
       Paper and Forest (1.1%)
     8,100  Bowater, Inc.                                                              403,380
    17,521  Plum Creek Timber Company, Inc.                                            520,549
                                                                                    ----------
                                                                                       923,929
                                                                                    ----------
   CAPITAL GOODS (5.6%)
       Aerospace/Defense (1.1%)
     4,700  General Dynamics Corporation                                               441,565
     6,400  United Technologies Corporation                                            474,880
                                                                                    ----------
                                                                                       916,445
                                                                                    ----------
       Electrical Equipment (1.2%)
     7,700  Emerson Electric Company                                                   441,903
    14,800  Honeywell International, Inc.                                              566,396
                                                                                    ----------
                                                                                     1,008,299
                                                                                    ----------
       Engineering/Construction (.3%)
     4,900  Caterpillar, Inc.                                                          278,565
                                                                                    ----------
       Machinery (.5%)
     8,300  Ingersoll Rand Company                                                  $  415,166
                                                                                    ----------
       Manufacturing (2.0%)
    13,500  Illinois Tool Works, Inc.                                                  976,725
     5,800  Minnesota Minning & Manufacturing Company                                  667,058
                                                                                    ----------
                                                                                     1,643,783
                                                                                    ----------
       Trucks and Parts (.5%)
     9,100  Navistar International Corporation                                         403,130
                                                                                    ----------
   COMMUNICATION SERVICES (6.7%)
       Computer Hardware (.5%)
    22,000  Hewlett-Packard Company                                                    394,680
                                                                                    ----------
       Computer Systems (.3%)
    13,500  KPMG Consulting, Inc. (b)                                                  272,700
                                                                                    ----------
       Telephone (5.9%)
    31,100  Bellsouth Corporation                                                    1,146,346
    43,142  SBC Communications, Inc.                                                 1,615,236
    45,057  Verizon Communications                                                   2,056,852
                                                                                    ----------
                                                                                     4,818,434
                                                                                    ----------
   CONSUMER CYCLICAL (10.1%)
       Auto (2.2%)
     5,100  Eaton Corporation                                                          412,998
     6,600  General Motors Corporation                                                 398,970
    12,900  Magna International, Inc. (c)                                              948,150
                                                                                    ----------
                                                                                     1,760,118
                                                                                    ----------
       Building Materials (.4%)
    12,400  Masco Corporation                                                          340,380
                                                                                    ----------

              See accompanying notes to investments in securities.

                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                              -----------
   CONSUMER CYCLICAL--CONTINUED
       Leisure (3.0%)
    68,000  Brunswick Corporation                                                  $ 1,857,760
    28,600  Callaway Golf Company                                                      550,550
                                                                                    ----------
                                                                                     2,408,310
                                                                                    ----------
       Lodging-Hotel (.5%)
    28,500  Hilton Hotels                                                              407,550
                                                                                    ----------
       Publishing (.9%)
     4,600  Gannett Company, Inc.                                                      350,060
     8,400  Tribune Company                                                            381,864
                                                                                    ----------
                                                                                       731,924
                                                                                    ----------
       Retail (1.7%)
     7,700  Federated Department Stores                                                314,545
    11,800  Michaels Stores, Inc. (b)                                                  446,040
    10,400  Target Corporation                                                         448,448
     9,000  Toys `R' Us, Inc. (b)                                                      161,640
                                                                                    ----------
                                                                                     1,370,673
                                                                                    ----------
       Service (1.1%)
     5,900  Harrahs Entertainment, Inc.                                                261,134
    18,800  Interpublic Group Companies, Inc.                                          644,464
                                                                                    ----------
                                                                                       905,598
                                                                                    ----------
       Textiles (.3%)
     6,500  Jones Apparel Group, Inc. (b)                                              227,175
                                                                                    ----------
   CONSUMER STAPLES (11.1%)
       Beverage (1.8%)
    10,700  Anheuser-Busch Companies, Inc.                                             558,540
    10,400  Pepsico, Inc.                                                              535,600
     7,500  The Coca-Cola Company                                                      391,950
                                                                                    ----------
                                                                                     1,486,090
                                                                                    ----------

       Broadcasting (1.5%)
    23,800  Clear Channel Communications, Inc. (b)                                 $ 1,223,558
                                                                                    ----------
       Entertainment (1.2%)
    20,800  The Walt Disney Company                                                    480,064
    10,200  Viacom, Inc. (b)                                                           493,374
                                                                                    ----------
                                                                                       973,438
                                                                                    ----------
       Food (.5%)
    10,800  Kraft Foods, Inc.                                                          417,420
                                                                                    ----------
       Household Products (1.9%)
    16,800  Procter & Gamble Company                                                 1,513,512
                                                                                    ----------
       Personal Care (1.1%)
    16,100  Avon Products, Inc.                                                        874,552
                                                                                    ----------
       Restaurants (1.3%)
    36,900  McDonalds Corporation                                                    1,023,975
                                                                                    ----------
       Service (.4%)
     8,900  Manpower, Inc.                                                             346,032
                                                                                    ----------
       Tobacco (1.4%)
    21,500  Philip Morris Companies, Inc.                                            1,132,405
                                                                                    ----------
   ENERGY (10.6%)
       Oil (8.2%)
    20,013  Chevron Corporation                                                      1,806,574
     8,600  Devon Energy Corporation                                                   415,122
   101,006  Exxon Mobil Corporation                                                  4,427,090
                                                                                    ----------
                                                                                     6,648,786
                                                                                    ----------
       Oil & Gas (2.4%)
    16,700  Nabors Industries, Inc. (b)                                                705,575
    17,700  Noble Drilling Corporation (b)                                             732,603

              See accompanying notes to investments in securities.

                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                              -----------
   ENERGY--CONTINUED
     7,000  Smith International, Inc. (b)                                           $  474,250
                                                                                    ----------
                                                                                     1,912,428
                                                                                    ----------
   FINANCIAL (28.2%)
       Banks (14.1%)
    31,900  Bank of America Corporation                                              2,169,838
    17,400  Bank One Corporation                                                       726,972
    38,335  JP Morgan Chase and Company                                              1,366,643
     3,600  Marshal & Ilsley Corporation                                               224,064
    16,900  PNC Financial Services Group                                             1,039,181
    10,000  The Bank of New York Company, Inc.                                         420,200
    73,658  U.S. Bancorp                                                             1,662,461
    33,600  Wachovia Corporation                                                     1,245,888
    35,000  Wells Fargo & Company                                                    1,729,000
    14,500  Zion BanCorporation                                                        859,415
                                                                                    ----------
                                                                                    11,443,662
                                                                                    ----------
       Consumer Finance (.5%)
    10,600  American Express Company                                                   434,176
                                                                                    ----------
       Finance-Diversified (1.4%)
    17,800  Freddie Mac                                                              1,127,986
                                                                                    ----------
       Insurance (2.7%)
     8,627  American International Group                                               622,352
     5,600  Chubb Corporation                                                          409,360
     3,200  Marsh and McLennan Companies, Inc.                                         360,768
     8,600  MetLife, Inc.                                                              270,900
     7,600  The Principal Financial Group (b)                                          192,280
     7,800  The St Paul Companies, Inc.                                             $  357,630
                                                                                    ----------
                                                                                     2,213,290
                                                                                    ----------
       Investment Bankers/Brokers (7.5%)
    72,513  CitiGroup, Inc.                                                          3,590,844
     4,600  Goldman Sachs Group, Inc.                                                  415,150
    14,800  Merrill Lynch & Company, Inc.                                              819,624
    22,740  Morgan Stanley Dean Witter & Company                                     1,303,229
                                                                                    ----------
                                                                                     6,128,847
                                                                                    ----------
       Real Estate Investment Trust (2.0%)
    11,000  Carramerica Realty Corporation                                             345,510
    35,600  Prologis Trust                                                             831,260
    11,000  Starwood Hotels & Resorts Worldwide, Inc.                                  413,710
                                                                                    ----------
                                                                                     1,590,480
                                                                                    ----------
   HEALTH CARE (5.0%)
       Drugs (1.9%)
     5,200  Eli Lilly & Company                                                        396,240
    12,400  Schering-Plough Corporation                                                388,120
    12,100  Wyeth                                                                      794,365
                                                                                    ----------
                                                                                     1,578,725
                                                                                    ----------
       Health Care-Diversified (.6%)
     8,900  Abbott Laboratories                                                        468,140
                                                                                    ----------
       Hospital Management (.6%)
    11,600  The HCA-Healthcare Company                                                 511,328
                                                                                    ----------
       Special Services (1.9%)
    27,200  Anthem, Inc. (b)                                                         1,565,904
                                                                                    ----------
   TECHNOLOGY (6.9%)
       Communications Equipment (1.1%)
    23,900  Motorola, Inc.                                                             339,380


              See accompanying notes to investments in securities.

                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                              -----------
   TECHNOLOGY--CONTINUED
    50,100  Tellabs, Inc. (b)                                                       $  524,547
                                                                                    ----------
                                                                                       863,927
                                                                                    ----------
       Computer Hardware (1.2%)
     9,700  International Business Machines Corporation                              1,008,800
                                                                                    ----------
       Electrical Semiconductor (3.6%)
    24,500  Intel Corporation                                                          745,045
    24,000  LSI Logic Corporation (b)                                                  408,000
    15,400  Microchip Technology, Inc. (b)                                             644,182
    33,800  Texas Instruments, Inc.                                                  1,118,780
                                                                                    ----------
                                                                                     2,916,007
                                                                                    ----------
       Electronics-Computer Distribution (.6%)
     7,900  WW Grainger, Inc.                                                          444,217
                                                                                    ----------
       Equipment Semiconductor (.4%)
     8,800  Teradyne, Inc. (b)                                                         346,984
                                                                                    ----------
   TRANSPORTATION (2.4%)
       Airlines (1.5%)
    32,700  AMR Corporation (b)                                                        863,606
    19,500  Northwest Airlines, Inc. (b)                                               371,865
                                                                                    ----------
                                                                                     1,235,471
                                                                                    ----------
       Railroads (.9%)
    19,800  CSX Corporation                                                            754,578
                                                                                    ----------
   UTILITIES (3.6%)
       Electric Companies (2.8%)
    21,200  Allegheny Energy, Inc.                                                     876,620
     6,000  Dominion Resources, Inc.                                                   390,960
    15,100  Duke Energy Corporation                                                    570,780
     7,800  Exelon Corporation                                                         413,166
                                                                                    ----------
                                                                                     2,251,526
                                                                                    ----------

       Natural Gas (.5%)
     9,400  El Paso Energy Corporation                                              $  413,882
                                                                                    ----------
       Power Products-Industrial (.3%)
    10,300  Xcel Energy, Inc.                                                          261,105
                                                                                    ----------
Total common stock
  (cost: $68,515,956)                                                               78,924,902
                                                                                    ----------
   S & P DEPOSITORY RECEIPT (1.2%)
     8,800  S & P Depository Receipt                                                 1,008,656
                                                                                    ----------
Total S & P Depository Receipt
  (cost: $991,257)                                                                   1,008,656
                                                                                    ----------

              See accompanying notes to investments in securities.

                                                                                      MARKET
SHARES                                                                               VALUE(a)
------                                                                              -----------
SHORT-TERM SECURITIES (1.7%)
     3,002  Federated Money Market Obligations Trust-Prime Obligation Fund,
               current rate 1.900%                                                 $     3,002
     3,387  Provident Institutional Fund-TempFund Portfolio, current rate 1.970%         3,387
 1,351,306  Wells Fargo & Company-Cash Investment Fund, current rate 1.811%          1,351,306
                                                                                   -----------
            Total short-term securities (cost: $1,357,695)                           1,357,695
                                                                                   -----------
            Total investments in securities (cost: $70,864,908) (c)                $81,291,253
                                                                                   ===========
NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.

(b)  Presently non-income producing.

(c) At March 31, 2002 the cost of securities for federal income tax purposes was $72,034,539. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation                                                  $11,039,044
    Gross unrealized depreciation                                                   (1,782,330)
                                                                                   -----------
    Net unrealized appreciation                                                    $ 9,256,714
                                                                                   ===========

                See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002
(UNAUDITED)

                                     ASSETS

Investments in securities, at market value - see accompanying schedule for
  detailed listing (a) (identified cost: $70,864,908)                             $     81,291,253
Cash in bank on demand deposit                                                              14,970
Receivable for Fund shares sold                                                              1,491
Receivable for investment securities sold                                                1,083,205
Accrued interest receivable                                                                  2,813
Dividends receivable                                                                        56,214
Collateral for securities loaned (note 6)                                                4,487,574
Other receivables                                                                            8,575
                                                                                  ----------------
        Total assets                                                                    86,946,095
                                                                                  ----------------
                                   LIABILITIES

Payable for investment securities purchased                                                849,482
Payable for Fund shares redeemed                                                            13,852
Dividends payable to shareholders                                                           37,676
Payable to Adviser                                                                          90,654
Payable upon return of securities loaned (note 6)                                        4,487,574
                                                                                  ----------------
        Total liabilities                                                                5,479,238
                                                                                  ----------------
Net assets applicable to outstanding capital stock                                $     81,466,857
                                                                                  ================
Represented by:
    Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
    Class B - 2 billion shares, Class C - 2 billion shares and 4 billion
    shares unallocated) of $.01 par value                                         $         57,525
    Additional paid-in capital                                                          80,604,319
    Undistributed net investment income                                                     23,020
    Accumulated net realized losses from investments                                    (9,644,352)
    Unrealized appreciation on investments                                              10,426,345
                                                                                  ----------------
        Total - representing net assets applicable to outstanding capital stock   $     81,466,857
                                                                                  ================
Net assets applicable to outstanding Class A shares                               $     72,170,499
                                                                                  ================
Net assets applicable to outstanding Class B shares                               $      8,367,363
                                                                                  ================
Net assets applicable to outstanding Class C shares                               $        928,995
                                                                                  ================
Shares outstanding and net asset value per share:
    Class A - Shares outstanding 5,085,661                                        $          14.19
                                                                                  ================
    Class B - Shares outstanding 599,989                                          $          13.95
                                                                                  ================
    Class C - Shares outstanding 66,791                                           $          13.91
                                                                                  ================

----------
(a)  Includes securities on loan of $4,369,436.

                See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
STATEMENT OF OPERATIONS
PERIOD FROM OCTOBER 1, 2001 TO MARCH 31, 2002
(UNAUDITED)

Investment income:
    Interest                                                                      $         25,532
    Dividends                                                                              753,582
    Income from securities lending activities                                                4,649
                                                                                  ----------------
           Total investment income                                                         783,763
                                                                                  ----------------
Expenses (note 4):
    Investment advisory fee                                                                271,197
    Rule 12b-1 fees - Class A                                                               85,308
    Rule 12b-1 fees - Class B                                                               41,759
    Rule 12b-1 fees - Class C                                                                4,433
    Administrative services fee                                                             37,200
    Transfer agent and shareholder services fees                                            89,144
    Custodian fees                                                                           1,868
    Auditing and accounting services                                                         5,650
    Legal fees                                                                               4,857
    Registration fees                                                                       20,000
    Printing and shareholder reports                                                        14,335
    Insurance                                                                                1,232
    Other                                                                                    5,530
                                                                                  ----------------
           Total expenses                                                                  582,513
                                                                                  ----------------
    Less fees and expenses waived or absorbed by Adviser                                   (67,463)
                                                                                  ----------------
           Total net expenses                                                              515,050
                                                                                  ----------------
           Investment income - net                                                         268,713
                                                                                  ----------------
Realized and unrealized gains (losses) on investments:
    Net realized losses on investments (note 3)                                         (4,150,257)
    Net change in unrealized appreciation or depreciation on investments                13,435,420
                                                                                  ----------------
           Net gains on investments                                                      9,285,163
                                                                                  ----------------
Net increase in net assets resulting from operations                              $      9,553,876
                                                                                  ================

                See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 2001 TO MARCH 31, 2002 AND YEAR ENDED SEPTEMBER 30, 2001 (UNAUDITED)



                                                                                        2002                2001
                                                                                  ---------------     ---------------
Operations:
    Investment income - net                                                       $       268,713     $       429,308
    Net realized loss on investments                                                   (4,150,257)         (3,427,029)
    Net change in unrealized appreciation or depreciation
        on investments                                                                 13,435,420         (11,683,754)
                                                                                  ---------------     ---------------
           Increase (decrease) in net assets resulting from operations                  9,553,876         (14,681,475)
                                                                                  ---------------     ---------------
Distributions to shareholders from net investment income:
        Class A                                                                          (257,849)           (408,866)
        Class B                                                                            (5,558)             (1,880)
        Class C                                                                              (594)               (254)
                                                                                  ---------------     ---------------
           Total distributions                                                           (264,001)           (411,000)
                                                                                  ---------------     ---------------
Capital share transactions: (notes 4 and 5):
    Proceeds from sales:
        Class A                                                                         4,994,213           5,289,579
        Class B                                                                           200,576             611,558
        Class C                                                                            21,201              64,321
    Proceeds from issuance of shares as a result of reinvested dividends:
        Class A                                                                           144,845             228,567
        Class B                                                                             5,340               1,823
        Class C                                                                               591                 251
    Payments for redemption of shares:
        Class A                                                                        (6,922,382)         (8,002,033)
        Class B                                                                        (1,215,323)         (3,076,130)
        Class C                                                                           (72,958)           (289,292)
                                                                                  ---------------     ---------------
           Decrease in net assets from capital share transactions                      (2,843,897)         (5,171,356)
                                                                                  ---------------     ---------------
           Total increase (decrease) in net assets                                      6,445,978         (20,263,831)
Net assets at beginning of period                                                      75,020,879          95,284,710
                                                                                  ---------------     ---------------
Net assets at end of period (including undistributed net investment
    income of $23,020 and $18,308, respectively)                                  $    81,466,857     $    75,020,879
                                                                                  ===============     ===============

                 See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002
(UNAUDITED)


(1)  ORGANIZATION

     Advantus Cornerstone Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term accumulation of capital.

     The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Fund are summarized as follows:

     USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

     INVESTMENTS IN SECURITIES

     The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market value.

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

     FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

     As of September 30, 2001 for federal income tax purpose, the fund had a capital loss carryover in the amount of $4,270,465 which, if not offset by subsequent capital gains, will expire September 30, 2009 through 2010. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

     DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the period ended March 31, 2002, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $45,006,091 and $44,664,347, respectively.

(4)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital) a wholly owned subsidiary of Securian Financial Group. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $500 million in net assets, .65 percent on the next $500 million, .60 percent on the next $1 billion and .55 percent on net assets in excess of $2 billion.

     The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

     The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

     The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, outside legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

     The Fund has entered into a shareholder and administrative services agreement with Securian Financial Group. Under this agreement, the Fund pays a shareholder services fee, equal to $7 per shareholder account annually, to Securian Financial Group for shareholder services which Securian Financial Group provides. Prior to December 1, 2001, the Fund paid a shareholder services fee equal to $5 per shareholder account annually. The

Fund also pays Securian Financial Group an administrative service fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Securian Financial Group provides.

     Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has voluntarily agreed to absorb all Fund costs and expenses which exceed 1.24 percent of Class A average daily net assets, 1.99 percent of Class B average daily net assets and 1.99 percent of Class C average daily net assets. During the period ended March 31, 2002, Advantus Capital voluntarily agreed to absorb $67,463 in expenses which were otherwise payable by the Fund.

     For the period ended March 31, 2002, sales charges received by Securian for distributing the Fund's three classes of shares amounted to $21,622.

     As of March 31, 2002, Securian Financial Group and subsidiaries and the directors and officers of the Fund as a whole owned 4,252,300 Class A shares which represents 83.6 percent of the total outstanding Class A shares.

     Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,720.

(5)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares for the six month period ended March 31, 2002 and the year ended September 30, 2001 are as follows:

                                                CLASS A                       CLASS B                      CLASS C
                                       -------------------------     -------------------------     -------------------------
                                          2002           2001           2002           2001           2002           2001
                                       ----------     ----------     ----------     ----------     ----------     ----------
Sold                                      372,023        361,247         15,350         42,405          1,626          4,525
Issued for reinvested distributions        10,691         16,815            409            128             45             17
Redeemed                                 (520,232)      (551,305)       (92,687)      (214,538)        (5,535)       (20,295)
                                       ----------     ----------     ----------     ----------     ----------     ----------
                                         (137,518)      (173,243)       (76,928)      (172,005)        (3,864)       (15,753)
                                       ==========     ==========     ==========     ==========     ==========     ==========

(6)  SECURITIES LENDING CONTRACTS

     To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At March 31, 2002 the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risks to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At March 31, 2002 securities valued at $4,369,436 were on loan to brokers and the Fund had $4,487,574 in cash collateral.

(7)  FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock and selected information for each period are as follows:

                                                                               CLASS A
                                        -------------------------------------------------------------------------------
                                        PERIOD FROM
                                         OCTOBER 1,
                                          2001 TO
                                          MARCH 31,                          YEAR ENDED SEPTEMBER 30,
                                            2002          -------------------------------------------------------------
                                         (UNAUDITED)        2001          2000         1999         1998        1997
                                          ---------       ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period      $   12.59       $   15.08    $   15.14    $   13.88    $   18.68    $   15.06
                                          ---------       ---------    ---------    ---------    ---------    ---------
Income from investment operations:
  Net investment income (loss)                  .05             .09          .06          .15          .16          .14
  Net gains (losses) on securities
   (both realized and unrealized)              1.60           (2.50)         .13         1.24        (3.04)        5.19
                                          ---------       ---------    ---------    ---------    ---------    ---------
    Total from investment operations           1.65           (2.41)         .19         1.41        (2.88)        5.33
                                          ---------       ---------    ---------    ---------    ---------    ---------
Less distributions:
  Dividends from net investment income         (.05)           (.08)        (.05)        (.15)        (.16)        (.14)
  Distributions from net realized gains          --              --         (.13)          --        (1.76)       (1.57)
  Excess distributions of net
    investment income                            --              --         (.06)          --           --           --
  Tax return of capital                          --              --         (.01)          --           --           --
                                          ---------       ---------    ---------    ---------    ---------    ---------
    Total distributions                        (.05)           (.08)        (.25)        (.15)       (1.92)       (1.71)
                                          ---------       ---------    ---------    ---------    ---------    ---------
Net asset value, end of period            $   14.19       $   12.59    $   15.08    $   15.14    $   13.88    $   18.68
                                          =========       =========    =========    =========    =========    =========
Total return (a)                              13.04%         (15.97)%       1.26%       10.13%      (16.45)%      38.35%
Net assets, end of period (in thousands)  $  72,170       $  65,766    $  81,389    $  92,657    $  93,833    $ 107,322
Ratio of expenses to average
 daily net assets (b)                          1.24%(d)        1.24%        1.24%        1.21%        1.16%        1.08%
Ratio of net investment income (loss)
 to average daily net assets (b)                .78%(d)         .61%         .43%         .94%         .98%         .85%
Portfolio turnover rate (excluding
 short-term securities)                        63.5%          147.9%       180.1%        78.7%       114.4%        87.7%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges. For periods less than one year, total return has not been annualized.

(b) The Fund's Distributor voluntarily waived $16,931, $107,096, and $149,466 in Class A Rule 12b-1 fees for the period ended September 30, 1999, 1998, and 1997, respectively. If the Class A had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.23%, 1.25%, and 1.28% respectively, and the ratio of net investment income to average daily net assets would have been .92%, .89%, and .65% respectively.


                                                                               CLASS B
                                        -------------------------------------------------------------------------------
                                         PERIOD FROM
                                         OCTOBER 1,
                                          2001 TO
                                          MARCH 31,                        YEAR ENDED SEPTEMBER 30,
                                            2002          -------------------------------------------------------------
                                         (UNAUDITED)        2001         2000         1999        1998          1997
                                          ---------       ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period      $   12.38       $   14.86    $   14.97    $   13.73    $   18.52    $   14.92
                                          ---------       ---------    ---------    ---------    ---------    ---------
Income from investment operations:
  Net investment income (loss)                   --            (.02)        (.02)         .03          .03           --
  Net gains (losses) on securities
   (both realized and unrealized)              1.58           (2.46)         .10         1.24        (3.02)        5.18
                                          ---------       ---------    ---------    ---------    ---------    ---------
    Total from investment operations           1.58           (2.48)         .08         1.27        (2.99)        5.18
                                          ---------       ---------    ---------    ---------    ---------    ---------
Less distributions:
  Dividends from net investment income         (.01)             --           --         (.03)        (.04)        (.01)
  Distributions from net realized gains          --              --         (.13)          --        (1.76)       (1.57)
  Excess distributions of net
    investment income                            --              --         (.06)          --           --           --
  Tax return of capital                          --              --           --           --           --           --
                                          ---------       ---------    ---------    ---------    ---------    ---------
    Total distributions                        (.01)             --         (.19)        (.03)       (1.80)       (1.58)
                                          ---------       ---------    ---------    ---------    ---------    ---------
Net asset value, end of period            $   13.95       $   12.38    $   14.86    $   14.97    $   13.73    $   18.52
                                          =========       =========    =========    =========    =========    =========
Total return (a)                              12.67%         (16.61)%        .54%        9.26%      (17.21)%      37.68%
Net assets, end of period (in thousands)  $   8,367       $   8,382    $  12,615    $  18,611    $  21,176    $  21,405
Ratio of expenses to average
 daily net assets (b)                          1.99%(d)        1.99%        1.99%        1.96%        1.95%        1.98%
Ratio of net investment income (loss)
 to average daily net assets (b)                .04%(d)        (.14)%       (.29)%        .20%         .18%        (.05)%
Portfolio turnover rate (excluding
 short-term securities)                        63.5%          147.9%       180.1%        78.7%       114.4%        87.7%


                                                                               CLASS C
                                        -------------------------------------------------------------------------------
                                         PERIOD FROM
                                          OCTOBER 1,
                                           2001 TO
                                           MARCH 31,                       YEAR ENDED SEPTEMBER 30,
                                            2002          -------------------------------------------------------------
                                          (UNAUDITED)        2001         2000        1999         1998          1997
                                          ---------       ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period      $   12.35       $   14.82    $   14.93    $   13.68    $   18.48    $   14.94
                                          ---------       ---------    ---------    ---------    ---------    ---------
Income from investment operations:
  Net investment income (loss)                   --            (.02)        (.02)         .03          .03           --
  Net gains (losses) on securities
   (both realized and unrealized)              1.57           (2.45)         .10         1.25        (3.04)        5.12
                                          ---------       ---------    ---------    ---------    ---------    ---------
    Total from investment operations           1.57           (2.47)         .08         1.28        (3.01)        5.12
                                          ---------       ---------    ---------    ---------    ---------    ---------
Less distributions:
  Dividends from net investment income         (.01)             --           --         (.03)        (.03)        (.01)
  Distributions from net realized gains          --              --         (.13)          --        (1.76)       (1.57)
  Excess distributions of net
    investment income                            --              --         (.06)          --           --           --
  Tax return of capital                          --              --           --           --           --           --
                                          ---------       ---------    ---------    ---------    ---------    ---------
    Total distributions                        (.01)             --         (.19)        (.03)       (1.79)       (1.58)
                                          ---------       ---------    ---------    ---------    ---------    ---------
Net asset value, end of period            $   13.91       $   12.35    $   14.82    $   14.93    $   13.68    $   18.48
                                          =========       =========    =========    =========    =========    =========
Total return (a)                              12.62%         (16.58)%        .54%        9.35%      (17.28)%      37.10%
Net assets, end of period (in thousands)  $     929       $     873    $   1,281    $   2,015    $   3,094    $   3,399
Ratio of expenses to average
 daily net assets (b)                          1.99%(d)        1.99%        1.99%        1.96%        1.95%        1.98%
Ratio of net investment income (loss)
 to average daily net assets (b)                .04%(d)        (.14)%       (.29)%        .21%         .18%        (.05)%
Portfolio turnover rate (excluding
 short-term securities)                        63.5%          147.9%       180.1%        78.7%       114.4%        87.7%

----------
(c) The Fund's Adviser voluntarily waived or absorbed $67,463, $131,531 and $106,763 in expenses for the period ended March 31, 2002 and the years ended September 30, 2001 and 2000. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.42%, 1.39% and 1.34%, respectively, for Class A shares, 2.16%, 2.14% and 2.09%, respectively, for Class B shares and 2.17%, 2.14% and 2.09%, respectively, for Class C shares, and the ratio of net investment income
     (loss) to average daily net assets would have been .61%, .46% and .33%, respectively, for Class A shares, (.13)%, (.29)% and (.39)%, respectively, for Class B shares and (.14)%, (.29)% and (.39)%, respectively, for Class C shares.

(d)  Adjusted to an annual basis.

ADVANTUS FUND
DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, and also serve in the same capacity for each of the other eleven Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 30 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                                                POSITION WITH FUND
NAME, ADDRESS(1)                                AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
AND AGE                                         TIME SERVED                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
William N. Westhoff                             President and                      President, Treasurer and Director,
Age: 54                                         Director since                     Advantus Capital Management, Inc.;
                                                July 23, 1998                      Senior Vice President and Treasurer,
                                                                                   Minnesota Life Insurance Company;
                                                                                   President, MCM Funding 1997-1, Inc. and
                                                                                   MCM Funding 1998-1, Inc. (entities holding
                                                                                   legal title to mortgages beneficially owned
                                                                                   by certain clients of Advantus Capital);
                                                                                   Senior Vice President, Global Investments,
                                                                                   American Express Financial Corporation,
                                                                                   Minneapolis, Minnesota, from August 1994
                                                                                   to October 1997

Frederick P. Feuerherm                          Vice President,                    Vice President, Assistant Secretary and
Age: 55                                         Director and                       Director, Advantus Capital
                                                Treasurer since                    Management, Inc.; Vice President,
                                                July 13, 1994                      Minnesota Life Insurance Company;
                                                                                   Vice President and Director,
                                                                                   MIMLIC Funding, Inc. (entity holding legal
                                                                                   title to bonds beneficially owned by certain
                                                                                   clients of Advantus Capital); Vice President
                                                                                   and Assistant Secretary, MCM Funding
                                                                                   1997-1, Inc. and MCM Funding 1998-1, Inc.
                                                                                   (entities holding legal title to mortgages
                                                                                   beneficially owned by certain clients of
                                                                                   Advantus Capital)

                                                POSITION WITH FUND
NAME, ADDRESS(1)                                AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
AND AGE                                         TIME SERVED                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Ralph D. Ebbott                                 Director since                     Retired, Vice President and Treasurer
Age: 74                                         October 22, 1985                   of Minnesota Mining and Manufacturing
                                                                                   Company (industrial and consumer
                                                                                   products) through June 1989

Charles E. Arner                                Director since                     Retired, Vice Chairman of The First
Age: 79                                         April 30, 1986                     National Bank of Saint Paul from
                                                                                   November 1983 through June 1984;
                                                                                   Chairman and Chief Executive Officer of
                                                                                   The First National Bank of Saint Paul
                                                                                   October 1980 through from November 1983

Ellen S. Berscheid                              Director since                     Regents' Professor of Psychology at the
Age: 65                                         October 22, 1985                   University of Minnesota

------------------------------------------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------------

Michael J. Radmer                               Secretary since                    Partner with the law firm of
Dorsey & Whitney LLP                            April 16, 1998                     Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 56

----------

(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Advantus Shareholder Services, toll free, at (800) 665-6005.

SHAREHOLDER SERVICES

The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the #withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS: www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc./Franklin Advisers, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management,Inc. manages twelve mutual funds containing $2.3 billion in assets in addition to $11.3 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

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

      THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

[ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

Distributed By:
SECURIAN FINANCIAL SERVICES, INC.
Securities Dealer, Member NASD/SIPC.
Registered Investment Advisor

400 Robert Street North, St. Paul, MN 555101-2098
1.888.237.1838
3010-2002-1998N

PRESORTED STANDARD
U.S. POSTAGE PAID
ST. PAUL, MN
PERMIT NO. 3547



SECURIAN FINANCIAL SERVICES, INC.

400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098

ADDRESS SERVICE REQUESTED




F.48648 Rev. 5-2002